Exhibit 10.1

MATINAS BIOPHARMA HOLDINGS, INC.

WARRANT EXCHANGE AGREEMENT

This Warrant Exchange Agreement (this “Agreement”) is made as of August 15, 2025 (“Effective Date”), by and between Matinas Biopharma Holdings, Inc., a Delaware corporation (the “Company”), and the holder signatory hereto (the “Holder”).

RECITALS

WHEREAS, the Holder currently holds warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock” and the Common Stock underlying the Warrants, the “Warrant Shares”) issued on April 5, 2024 and as set forth on the Holder’s signature page attached hereto; and

WHEREAS, subject to the terms and conditions set forth herein, the Company and the Holder desire to cancel the Warrants in exchange (the “Exchange”) for shares of Common Stock (the “Shares”), in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Holder hereby agree as follows:

AGREEMENT

SECTION 1. EXCHANGE AND TERMINATION.

a) In consideration of, and in express reliance upon, the representations, warranties, covenants, terms and conditions of this Agreement, the Holder agrees to deliver and surrender to the Company for cancellation all of its Warrants in exchange for the Shares, and the Company agrees to issue and deliver the Shares to the Holder.

b) The number of Shares to be issued to the Holder in connection with the Exchange shall be as set forth on Schedule A hereto.

c) The Company shall deliver the Shares to the Holder in uncertificated, book-entry form, free of any restrictive legends or other notations restricting the transfer thereof under U.S. federal securities laws, by crediting the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal Custodian System as of the Closing.

d) The closing under this Agreement (the “Closing”) shall take place upon the satisfaction of each of the conditions set forth in Sections 4 and 5 hereof (the “Closing Date”). At the Closing, the Holder shall deliver and surrender or cause to be delivered and surrendered the Warrants to the Company for cancellation.

e) If the Closing has not occurred by August 15, 2025, this Agreement shall terminate.

SECTION 2. PUBLIC DISCLOSURE

a) The Company shall, on or before 9:30 a.m., New York City time, on the date of this Agreement (provided that if this Agreement is executed after 9:30 a.m., New York City time, then the business day following the date of this Agreement) file with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K disclosing all material terms of the transactions contemplated hereby (the “Public Disclosure”). From and after the filing of the Public Disclosure, the Holder shall not be in possession of any material, nonpublic information received from the Company or any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the Public Disclosure. The Company shall not, and shall cause its officers, directors, employees, affiliates and agents, not to, provide the Holder with any material, nonpublic information regarding the Company from and after the filing of the Public Disclosure without the express written consent of the Holder. To the extent that the Company delivers any material, non-public information to the Holder without the Holder’s express prior written consent, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents not to trade on the basis of, such material, non-public information. The Company shall not disclose the name of the Holder in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation, provided that the Company shall promptly notify the Holder of such requirement, to the extent permitted by applicable law, so that the Holder may seek a protective order or other appropriate remedy prior to such disclosure. In addition, effective upon the filing of the Public Disclosure, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDER AND THE COMPANY.

(i) The Holder represents and warrants to and covenants with the Company that:

(a) Purchase of Warrants. The Holder purchased the Warrants on April 5, 2024, and has beneficially owned such Warrants since such date.

(b) Securities Act Exemption. Neither the Holder nor anyone acting on behalf of the Holder has received any commission or remuneration directly or indirectly in connection with or in order to solicit or facilitate the Exchange. The Holder understands that the Exchange contemplated hereby is intended to be exempt from registration by virtue of Section 3(a)(9) of the Securities Act. The Holder understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein for purposes of qualifying for the exemption under Section 3(a)(9) of the Securities Act as well as qualifying for exemptions under applicable state securities laws.

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(c) Non-Affiliate. The Holder is not an Affiliate (as such terms are used in and construed under Rule 405 under the Securities Act) of the Company and has not been an Affiliate during the three months prior to the date hereof.

(d) Information. The Holder has, in connection with its decision to acquire the Shares, relied with respect to the Company and its affairs solely upon the Company’s filings with the SEC and the representations and warranties of the Company contained herein.

(e) Confirmation. Notwithstanding the provisions set forth in the Warrants, the Holder acknowledges and agrees that the number of Shares set forth on Schedule A hereto are all of the shares of Common Stock that the Holder is entitled to in connection with the Exchange.

(ii) The Company represents and warrants to and covenants with the Holder that:

(a) The Company is a company duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby.

(b) The execution of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not constitute or result in a breach, violation or default under (i) any note, bond, mortgage, deed, indenture, lien, instrument, contract, agreement, lease or license, whether written or oral, express or implied, or (ii) the organizational documents of the Company, or (iii) any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body on the part of the Company or on the part of any other party thereto or cause the acceleration or termination of any obligation or right of the Company, except in the case of clauses (i) and (iii) for such breaches, violations or defaults which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder.

(c) This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity.

(d) The Shares issuable hereunder, when issued, sold and delivered in accordance with the terms and conditions of this Agreement will be duly and validly issued, fully paid and nonassessable. Assuming the accuracy of the Holders’ representations and warranties set forth in this Agreement, the offer and sale of the Shares issuable hereunder, in conformity with the terms of this Agreement, are exempt from the registration requirements of Section 5 of the Securities Act by virtue of Section 3(a)(9) thereof and the Shares issuable hereunder will not bear, and will not be required to bear, any restrictive legend or notations that restrict the transfer thereof under U.S. federal securities laws, will be freely tradable under U.S. federal securities laws, and will not be subject to any preemptive, participation, rights of first refusal or other similar rights, and will be free and clear of all liens created by the Company.

(e) As of the Closing Date, the Shares issuable hereunder shall have been approved for listing on the NYSE.

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SECTION 4. CONDITIONS TO COMPANY’S OBLIGATIONS AT THE CLOSING.

The Company’s obligation to complete the issuance of the Shares to the Holder at the Closing shall be subject to the following conditions to the extent not waived by the Company:

a) Execution and Delivery. The Holder shall have executed and delivered this Agreement.

b) Covenants. The Holder shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.

c) Surrender of Warrants. The Company shall have the Warrants to be exchanged for the Shares.

d) Representations and Warranties. The representations and warranties of the Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

SECTION 5. CONDITIONS TO THE HOLDER’s OBLIGATIONS AT THE CLOSING.

The Holder’s obligation to deliver the Warrants and accept delivery of the Warrants shall be subject to the following conditions to the extent not waived by the Holder:

(a) Covenants. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(b) Delivery of Shares. The Company shall have delivered the Shares.

(c) Representations and Warranties. Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

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SECTION 6. NOTICES.

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

(a) if to the Company, to:

Matinas BioPharma Holdings, Inc.

1545 Route 206 South, Suite 302

Bedminster, NJ 07921

Attention: Jerome D. Jabbour, CEO

e-mail: jjabbour@matinasbiopharma.com

or to such other Person at such other place as the Company shall designate to the Holder in writing; and

(b) if to the Holder, at the address as set on the Holder’s signature page attached hereto, or at such other address as may have been furnished by the Holder to the Company in writing.

SECTION 7. MISCELLANEOUS.

a) Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

b) Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

c) Several and Not Joint Obligations. The Company acknowledges and agrees that the obligations of the Holder under this letter agreement are several and not joint with the obligations of any other holder or holders of the Warrants (each, an “Other Holder”) under any other agreement related to any other exchange agreement with such Other Holders (“Other Agreements”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder or under any such Other Agreement. Nothing contained in this letter agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and the Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement or any Other Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

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d) Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York located in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

f) Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

g) Entire Agreement; Amendments. This Agreement and other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

h) Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive the closing of the transactions contemplated hereby and the exchange and delivery of the Warrants.

i) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

MATINAS BIOPHARMA HOLDINGS, INC.

By:
Name:	Jerome D. Jabbour
Title:	Chief Executive Officer

COMPANY SIGNATURE PAGE TO

EXCHANGE AGREEMENT

IN WITNESS WHEREOF, the undersigned Holder caused this Agreement to be duly executed by its respective authorized signatories as of the date first indicated above.

Name of Holder: ________________________________________________________

Signature of Authorized Signatory of Holder: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory:_________________________________________

Address for Notice to Holder:

Address for Delivery of Shares to Holder (if not same as address for notice):

DTC Information for Delivery of Shares to Holder:

Warrant Shares underlying Warrants:

Shares to be Issued:

HOLDER SIGNATURE PAGE TO

EXCHANGE AGREEMENT

SCHEDULE A